UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-12

AURORA METALS (BVI) LIMITED
---------------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                                      DEFINITIVE PROXY STATEMENT

                           AURORA METALS (BVI) LIMITED
       P.O. Box 3711 Station Terminal, 349 West Georgia Street, Vancouver,
                        British Columbia, Canada V6B 3Z1


                         NOTICE AND PROXY STATEMENT FOR
             Annual Meeting of Stockholders to be held June 30, 2006

To  the  Shareholders  of  Aurora  Metals  (BVI)  Limited:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Metals (BVI) Limited, a company incorporated in the British Virgin Islands (the "Company"), will be held at 1726 Cole Boulevard, Suite 240, Golden, Colorado, U.S.A. 80401 on Friday, June 30, 2006 at 9:00 a.m. for the following purposes:

     1. To elect two directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Peterson Sullivan PLLC (replacing Ernst & Young LLP) as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 26, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2005 Annual Report to Shareholders, which includes audited financial statements, will be mailed to shareholders separately. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors


/s/John A.A. James
------------------
John A.A. James
President and Director

May 26, 2006

                                                      Definitive Proxy Statement

                           AURORA METALS (BVI) LIMITED
       P.O. BOX 3711 STATION TERMINAL, 349 WEST GEORGIA STREET, VANCOUVER,
                        BRITISH COLUMBIA, CANADA V6B 3Z1

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 30, 2006

                     SOLICATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Metals (BVI) Limited, a company incorporated in the British Virgin Islands (the "Company"), to be voted at the 2006 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 30, 2006 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, par value of $0.01 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about June 9, 2006. The Company's Annual Report on Form 20-F (the "2005 Form 20-F"), serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2005, will be mailed separately to the May 26, 2006 shareholders of record and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Cameron
Richardson, Aurora Metals (BVI) Limited, P.O. Box 3711 Station Terminal, Vancouver, B.C., Canada V6B 3Z1; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     As of May 26, 2006 the Company had 19,981,473 shares of common stock issued and outstanding. The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since June 2001.

     The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

----------------------------------------------------------------------------------
                 FIRST QUARTER    SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
----------------------------------------------------------------------------------
2006 - High ($)      $0.25           $0.22(1)            -                -
----------------------------------------------------------------------------------
2006 - High ($)      $0.09           $0.12(1)            -                -
----------------------------------------------------------------------------------
2005 - High ($)      $0.23            $0.16            $0.14            $0.12
----------------------------------------------------------------------------------
2005 - High ($)      $0.10            $0.12            $0.05            $0.04
----------------------------------------------------------------------------------
2004 - High ($)      $0.40            $0.40            $0.40            $0.36
----------------------------------------------------------------------------------
2004 - Low ($)       $0.17            $0.20            $0.12            $0.08
----------------------------------------------------------------------------------

     (1) The high and low bid prices for our Common Stock for the Second Quarter of 2006 were for the period April 1, 2006 to May 26, 2006


INCORPORATION BY REFERENCE

     The Company currently has one full time and two part time employees. The December 31, 2005 Form 20-F, together with the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 provide additional information concerning the Company's business. The information set forth in the Form 20-F (the "Annual Report") is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 26, 2006 (the "Record Date"). On the Record Date, there were 19,981,473 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May 26, 2006 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of Peterson Sullivan PLLC will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

THE MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

     The Annual Meeting of Aurora Metals (BVI) Limited is scheduled to be held on, June 30, 2006 at 9:00 a.m., at 1726 Cole Boulevard, Suite 240, Golden,
Colorado,  U.S.A.  80401.  See  "Solicitation  and  Revocability  of  Proxies."

RECORD DATE

     Only holders of record of shares of Common Stock at the close of business on May 26, 2006 are entitled to receive notice of and to vote at the Annual Meeting.

VOTE REQUIRED

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company (ii) ratification of the appointment of Peterson Sullivan PLLC as the independent public accountants of the Company and (iii) to transact such other business as may properly come before the meeting and any adjournments thereof.

ACCOUNTANTS

     Peterson Sullivan PLLC have been selected by the Company to act as the principal accountant for 2006. Peterson Sullivan PLLC has been the accountant for the Company since May 5, 2006. It is not expected that the representatives of Peterson Sullivan PLLC will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1") FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 3").

PROPOSAL 1.     ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of two members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the two nominees named below. The two nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

NAME                     AGE       POSITIONS       EXECUTIVE   SHARES OF COMMON STOCK    PERCENT OF
                                 WITH COMPANY      OFFICER/   BENEFICIALLY OWNED AS OF      CLASS
                                                   DIRECTOR    AUGUST 2, 2005 (1) (2)
                                                    SINCE
NOMINEES FOR DIRECTORS:
John A.A. James           66       Director          5/00                     2,638,627       13.21%
A. Cameron Richardson     53       Director          5/00                     1,057,500        5.29%

EXECUTIVE OFFICERS:
John A.A. James           66       President         5/00                     2,638,627       13.21%
A. Cameron Richardson     53    Chief Financial      5/00                     1,057,500        5.29%
                              Officer & Secretary

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                               3,696,127       18.50%

     (1)   The persons named below have sole voting and investment power with respect to the shares.
     (2)   No  securities  were  authorized  for  issuance  under  equity  compensation  plans.

BUSINESS EXPERIENCE OF NOMINEES

JOHN A. A. JAMES, PRESIDENT AND DIRECTOR

President and Director since May 2000. Vice President and Director of Aurora Gold Corporation from October 1996 to 2003. President of JAMine, Inc. since 1988. President and Director of Mirage Resource Corporation from 1994 to 1997. He has a background of management, construction and engineering in base metal and precious metal mines in Australia, North America and elsewhere.

A. CAMERON RICHARDSON, SECRETARY AND DIRECTOR

Secretary and Director of Aurora Metals (BVI) Limited since May 2000. Director of Aurora Gold Corporation since May 2001. From 1981 to 1997 he held accounting positions with various Canadian resource companies.

EXECUTIVE COMPENSATION

(A)  GENERAL

     The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal years:

--------------------------------------------------------------------------------------------------------
                                                                        LONG-TERM COMPENSATION
                             ANNUAL COMPENSATION            --------------------------------------------
                                                                     AWARDS               PAYMENTS
                       -----------------------------------  ------------------------  ------------------
                                                                         SECURITIES
   NAME AND                                  OTHER ANNUAL   RESTRICTED     UNDER-                 ALL
   PRINCIPAL     YEAR    SALARY    BONUSES      COMPEN-       STOCK         LYING       LTIP     OTHER
   POSITION               ($)        ($)        SATION       AWARD(S)     OPTIONS/    PAYOUTS   COMPEN-
                                                  ($)           ($)         SARS        ($)      SATION
                                                                             (=)                  ($)
--------------------------------------------------------------------------------------------------------
John A.A. James  2005   50,000(3)    -0-          -0-           None         None       None      -0-
President and    ---------------------------------------------------------------------------------------
Director         2004   50,000(2)    -0-          -0-           None         None       None      -0-
                 ---------------------------------------------------------------------------------------
                 2003   50,010(1)    -0-          -0-           None         None       None      -0-
--------------------------------------------------------------------------------------------------------
A. Cameron       2005  30,000 (6)    -0-          -0-           None         None       None      -0-
Richardson       ---------------------------------------------------------------------------------------
Director and     2004  30,000 (5)    -0-          -0-           None         None       None      -0-
Chief Financial  ---------------------------------------------------------------------------------------
Officer          2003  30,000 (4)    -0-          -0-           None         None       None      -0-
Secretary
--------------------------------------------------------------------------------------------------------

     None of the senior officers of the Company is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year. No stock options were awarded during the fiscal year ended December 31, 2005 and no securities were authorized for issuance under equity compensation plans.

     During the fiscal year ending December 31, 2005 the entire board of directors acted as the Company's compensation committee and audit committee.

NOTES:

(1)  Paid as debt settlement of 333,400 shares at $0.15 per share, in 2005
(2)  Paid as debt settlement of 500,000 shares at $0.10 per share, in 2006
(3)  Paid as debt settlement of 500,000 shares at $0.10 per share, in 2006
(4)  Paid as debt settlement of 200,000 shares at $0.15 per share, in 2005
(5)  Paid as debt settlement of 300,000 shares at $0.10 per share, in 2006
(6)  Paid as debt settlement of 300,000 shares at $0.10 per share, in 2006

(B)  OPTIONS/SAR GRANTS TABLE

     The Company has a formal Stock Option Plan, under which stock options may be granted aggregating up to 10% of the Company's issued and outstanding common shares at the time of grant of stock options under the Stock Option Plan

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

--------------------------------------------------------------------------------------------
                            OPTION/SAR GRANTS IN FISCAL YEAR 2005
                                     (Individual Grants)
--------------------------------------------------------------------------------------------
                                          PERCENT OF
                           NUMBER OF    TOTAL OPTIONS/
                           SECURITIES    SARS GRANTED
           NAME            UNDERLYING    TO EMPLOYEES    EXERCISE OR
           (a)            OPTION/SARS      IN FISCAL      BASE PRICE   (a)  EXPIRATION DATE
                          GRANTED (#)        YEAR           ($/Sh)            (M/D/Y)
                              (b)             (c)            (d)                (e)
--------------------------------------------------------------------------------------------
John A.A. James(1)            None           None            None              None
--------------------------------------------------------------------------------------------
A. Cameron Richardson(1)      None           None            None              None
--------------------------------------------------------------------------------------------

Note  1.     No  options  were  awarded  in  2005.

(C)  AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

-----------------------------------------------------------------------------------
           AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                                 OPTION/SAR VALUES
-----------------------------------------------------------------------------------
                                                 NUMBER OF
                                                 SECURITIES      VALUE OF
                                                 UNDERLYING      UNEXERCISED
                                                 UNEXERCISED     IN-THE-MONEY
                        SHARES                   OPTIONS/SARS    OPTIONS/SARS
                        ACQUIRED      VALUE      AT FY-END ($)   AT FY-END ($0.05)
                        ON EXERCISE   REALIZED   EXERCISABLE/    EXERCISABLE/
NAME                    (#)           ($)        UNEXERCISABLE   UNEXERCISABLE
(a)                     (b)           (c)        (d)             (e)
-----------------------------------------------------------------------------------
John A.A. James         None          None          500,000          $25,000
-----------------------------------------------------------------------------------
A. Cameron Richardson   None          None          500,000          $25,000
-----------------------------------------------------------------------------------

(D)  LONG-TERM INCENTIVE PLANS ("LTIP") AWARDS TABLE

     The Company does not have a Long-term Incentive Plan pursuant to which cash or non-cash compensation is intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company's securities).

(E)  COMPENSATION OF DIRECTORS

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2005 non-officers directors received a total of $0 in consulting fees.

None of the directors' of the Company, nor proposed nominees for election as a director of the Company, and no associates or affiliates of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

     During the most recently completed financial year, no incentive stock options were granted to directors.

(F) EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

     None of the Company's officers or directors was party to an employment agreement with the Company.

(G)  REPORT ON REPRICING OF OPTIONS/SARS.

     In August 2005 the Company, amended the exercise price of the stock options previously awarded in March 2002 to the two Directors from $0.15 per share to $0.05 per share.

(H)  MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2005. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of two members.

The  duties  of  the  Committees  are  as  follows:

Executive  Committee  (John  A.A.  James  and  Cameron  Richardson)
     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

Audit  Committee  (John  A.A.  James  and  Cameron  Richardson)
     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to our operation. The Board of Directors has not adopted a written charter for the audit committee.

Compensation  and  Benefits  Committee  (John A.A. James and Cameron Richardson)
     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters.

Nominating and Corporate Governance Committee (John AA James and Cameron Richardson)
     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter.

     During the fiscal year ended December 31, 2005 and the period ended May 26, 2006 the entire board of directors acted as our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2005 and the period ended May 26, 2006, the Compensation and Benefits Committee held two meeting by telephone conference call and the audit committee held five meetings by telephone conference call. During fiscal 2005 and the period ended May 26, 2006 the audit committee reviewed the fiscal 2005 interim unaudited financial statements, the December 31, 2004 yearend audited financial statements.

Internal Controls and Procedures

     On March 31, 2005 we completed an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial and non-financial information, required to be disclosed on Form 20-F, and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, our management, including the President and Chief Financial Officer, have concluded that our disclosure controls and procedures (as defined in Rules 240.13a-15 or 240.15d-15 of the Securities Exchange Act of 1934, as amended) are effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

Audit  Committee  Report

     The Audit Committee of the Board of Directors is composed of the two directors pending the appointment of a third director to satisfy the current requirements of the NASD OTC Bulletin Board relating to the independence and the qualifications of members of the Audit Committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from the Company and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of the Company's internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2004, and various factors affecting the overall quality of accounting principles as applied in the Company's financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

This  report  is  submitted  by  the  Audit  Committee.  Its  members  are:
John  A.A.  James
A. Cameron Richardson

(I)  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors. There have been no transactions during the last two years, or proposed transactions, to which the Company was or is a party, in which any of the directors or executive officers had or is to have a direct or indirect material interest.

     Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

     There have been no transactions or proposed transactions with promoters during the last two years to which the Company is or was a party.

(J)  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

(K)  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No securities were authorized for issuance under equity compensation plans.

     The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 26, 2006 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's directors and officers; and (iii) all directors and officers of the Company as a group. As at May 26, 2006 there were 19,981,473 shares of Common Stock issued and outstanding.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

-------------------------------------------------------------------------------
                                                SHARES OF COMMON   APPROXIMATE
                                               STOCK BENEFICIALLY   PERCENTAGE
NAME OF BENEFICIAL OWNER                             OWNED            OWNED
-------------------------------------------------------------------------------

International Mining and Finance Corporation            1,300,000         6.51%
1299 Gilpinst #18, Denver, CO, USA 80218
-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------
John A.A. James,
2055 South Ingalls Way,                                 2,638,627        13.21%
Lakewood, CO, U.S.A. 80227-2515
-------------------------------------------------------------------------------


                                       11

-------------------------------------------------------------------------------
Cameron Richardson
238 West 4th Street, Suite 2                            1,057,500         5.29%
Vancouver, B.C., Canada V7M 1H7
-------------------------------------------------------------------------------
Total - Officers and Directors(2 persons)               3,696,127        18.50%
-------------------------------------------------------------------------------


Changes in Control

     There were no arrangements during the last completed fiscal year or subsequent period to May 26, 2006 which would result in a change in control of the Company.


PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan PLLC as our independent accountants for the fiscal year ending December 31, 2006. Peterson Sullivan PLLC has been our accountant since May 5, 2006. Prior to May 5, 2006, Ernst & Young LLP had been our certifying accountant since the merger of Moore Stephens International member firm Ellis Foster with Ernst & Young in May 2005. Moore Stephens International member firm Ellis Foster Ltd. has been our certifying accountant since March 2000.

     Effective May 5, 2006, we dismissed our prior independent public accountant, Ernst & Young LLP and retained as our new independent public accountant Peterson Sullivan PLLC. Ernst & Young LLP report on our financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

     During the last two fiscal years and the subsequent interim period through May 5, 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through May 5, 2006.

     Effective May 5, 2006, the Company engaged Peterson Sullivan PLLC as our new independent registered public accountants to audit our financial statements. The appointment of Peterson Sullivan PLLC was recommended and approved by our board of directors. During our last two most recent fiscal years and the subsequent interim period to date hereof, we have not consulted Peterson Sullivan PLLC regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of Peterson Sullivan PLLC is not expected to be present.

AUDIT  FEES:
     The aggregate fees billed by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 20-F and in connection with statutory and regulatory filings or engagements during the 2005 fiscal year were $9,392.12 (2004 - $8,000).

AUDIT-RELATED  FEES:
     The aggregate fees billed to the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under audit fees by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for fiscal 2005 were $ 0 (2004 - $0).

TAX  FEES:
     The aggregate fees billed to the Company for tax compliance, tax advice and tax planning by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for fiscal 2005 were $ 0 (2004 - $0).

ALL  OTHER  FEES:
     The aggregate fees billed to the Company for products and services by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for fiscal 2005 were $ 0 (2004
-  $0).

     The Audit Committee feels that the services rendered by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.


STOCKHOLDER  PROPOSALS  AND  DIRECTOR  NOMINEES  FOR  2005  ANNUAL  MEETING

     Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company at its headquarters in Vancouver, British Columbia on or before December 1, 2006 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Metals
(BVI) Limited, P.O. Box 3711 Station Terminal, Vancouver, B.C., Canada V6B 3Z1. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.


ADDITIONAL  INFORMATION

     The  Company  is  subject to the information requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol "AURMF".

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Our Notice and Proxy Statement is being mailed to the Company's stockholders of record at the close of business on May 26, 2006. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 20-F for the year ended December 31, 2005. A written request for a copy of such annual report on Form 20-F should be directed to Aurora Metals (BVI) Limited, P.O. Box 3711 Station Terminal, Vancouver, B.C., Canada V6B 3Z1, Attention: A. Cameron Richardson.

OTHER  BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors


/s/ John A.A. James
-------------------

John A.A. James
President & Director



MAY 26, 2006

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      DEFINITIVE PROXY STATEMENT

                           AURORA METALS (BVI) LIMITED
       P.O. Box 3711 Station Terminal, 349 West Georgia Street, Vancouver,
                        British Columbia, Canada V6B 3Z1


                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
                          HELD ON FRIDAY, JUNE 30, 2006

The undersigned hereby appoints John A.A. James and A. Cameron Richardson or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Metals (BVI) Limited held of record by the undersigned at the close of business on May 26, 2006 at the Annual Meeting of Stockholders to be held on June 30, 2006 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND OTHER BUSINESS.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION OF DIRECTORS

     //  FOR all nominees listed (except      //  WITHHOLD AUTHORITY to vote
     as marked to the contrary below)         for all nominees listed below

     John A.A. James and A. Cameron Richardson

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP (FORMERLY MOORE STEPHENS ELLIS FOSTER LTD.) AS INDEPENDENT ACCOUNTANTS.

          // FOR         // AGAINST       // ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

          // FOR         // AGAINST       // ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated:
       ----------------------------------------


==================================================
Signature


==================================================
Signature if held jointly


==================================================
Please  print  name(s)